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                        NEW ISSUE COMPUTATIONAL MATERIALS
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                                    GMAC RFC


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                          $1,000,000,000 (APPROXIMATE)
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                           RASC SERIES 2002-KS3 TRUST
           HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
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                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER
--------------------------------------------------------------------------------

 The following is preliminary New Issue Computational Materials. All terms and statements are subject to further change.



                              GMAC RFC SECURITIES
                                 AS UNDERWRITER


                    Any transactions in the certificates will
                     be effected through Residential Funding
                             Securities Corporation.




                                  MAY 16, 2002




________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                     Page 1

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

--------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.



________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                     Page 2

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________

                          $1,000,000,000 (Approximate)

THE CLASS A CERTIFICATES (A), (B), (C)

-------- -------------- ----------- ------- ----------- ---------- ---------  --------- -------------
                                                        PRINCIPAL  EXPECTED      FINAL
                          ORIGINAL            WAL TO    LOCKOUT/    FINAL      SCHEDULED
                         PRINCIPAL  COUPON  10% CALL     WINDOW  DISTRIBUTION   MATURITY      RATINGS
CLASS        TYPE          BALANCE            (YRS)     (MONTHS)     DATE       DATE       (MOODY'S/S&P)
-------- -------------- ----------- ------- ----------- ---------- ---------  --------- -------------

A-I      Pass Through   $500,000,000 (f)      2.67      0 / 82     3/25/09     5/25/32    Aaa / AAA
              (d)
A-II     Pass Through   $500,000,000 (f)      2.67      0 / 82     3/25/09     5/25/32    Aaa / AAA
              (e)
-------- -------------- ----------- ------- ----------- ---------- ---------  --------- -------------

NOTES:

(A)  100% Prepayment Assumption: 28% CPR.

(B) Credit enhancement for the Class A Certificates will include a P&I guaranty by Ambac (as described herein).

(C) The principal balance of each class of Class A Certificates is subject to a 10% variance.

(D) All of the mortgage loans supporting Class A-I Certificates (the "Loan Group I") will have conforming balances under FHLMC guidelines.

(E)  Approximately   84.49%  of  the  mortgage  loans   supporting   Class  A-II
     Certificates (the "Loan Group II") will have conforming balances under FHLMC guidelines as of the Statistical Calculation Date.

(F)  One-month LIBOR plus the related margin, subject to a Net WAC Cap.



ISSUER: RASC Series 2002-KS3 Trust.

CLASSA CERTIFICATES:  RASC Series 2002-KS3 Trust will issue two classes of Class
     A Certificates: the Class A-I Certificates and the Class A-II Certificates.

DEPOSITOR: Residential Asset Securities Corporation, an affiliate of Residential
     Funding Corporation.

MASTER SERVICER: Residential Funding Corporation ("RFC").

SUB-SERVICER:  HomeComings Financial Network, Inc., a wholly-owned subsidiary of
     RFC, will provide primary servicing on approximately 92.66% of the mortgage loans.

TRUSTEE: JP Morgan Chase Bank.

CERTIFICATE INSURER: Ambac Assurance Corporation ("Ambac").

UNDERWRITERS:   Lead Manager:  Bear, Stearns & Co. Inc.
                ------------
                Co-Managers:   Residential Funding Securities Corporation
                -----------
                               JPMorgan
                               Salomon Smith Barney, Inc.
                               Banc of America Securities LLC
                               Banc One Capital Markets, Inc.

STATISTICAL CALCULATION DATE: As of May 1, 2002.

CUT-OFF DATE: As of May 1, 2002.

PRICING DATE: On or about May [16], 2002.

CLOSING DATE: On or about May 29, 2002.

DISTRIBUTION DATE: The 25th of each month (or the next business day), commencing on June 25, 2002.

________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                     Page 3

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


THE ASSETS OF THE TRUST: The certificates will evidence the entire beneficial ownership interest in the trust. The trust will consist of: (a) adjustable-rate, subprime mortgage loans with a first lien on primarily one- to four-family residential properties; (b) the assets as from time to time are identified as deposited in respect of the mortgage loans in the custodial account and in the certificate account and belonging to the trust; (c) property acquired by foreclosure of the mortgage loans or deed in lieu of foreclosure; (d) the Mortgage Insurance Policy (as described herein), and any other insurance policies; (e) the Ambac Insurance Policy (as described herein); and (f) all proceeds of the foregoing.

MORTGAGE INSURANCE POLICY: The depositor will acquire a mortgage insurance policy for certain first lien mortgage loans with current LTV ratios in excess of 65%. The insured mortgage loans are called the covered mortgage loans. Approximately 70.23% of the mortgage loans will be covered mortgage loans as of the Statistical Calculation Date. The mortgage insurance policy for the covered mortgage loans will be issued by MGIC (the "Mortgage Insurer").

PASS-THROUGH  RATE:  Interest  will  accrue  on the  Class  A-I and  Class  A-II
     Certificates at a floating rate from and including the preceding distribution date (or from and including the Closing Date in the case of the first distribution date) to and including the day prior to the then current distribution date during the month prior to the month of the related distribution date on an actual/360-day basis.

     The coupon on the Class A-I and Class A-II Certificates will be equal to One-Month LIBOR plus the related margin, subject to a Net WAC Cap. The "Net WAC Cap" shall be equal to the weighted average net mortgage rates on the mortgage loans (adjusted for the expense fee rate) as of the due date in the prior due period.

     On the second distribution date after the Optional Call Date, the related margin on each class of Class A Certificates will double.

PRINCIPAL:  Payments of principal will be distributed  concurrently to the Class
     A-I Certificates and to the Class A-II Certificates, in each case allocated in proportion to the percentage of the principal collections derived from and losses incurred on the related loan group for such distribution date, until the principal balances of the Class A-I Certificates or the Class A-II Certificates have been reduced to zero. From then on, these amounts will be distributed to the remaining class of Certificates until the certificate balance has been reduced to zero.


________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                     Page 4

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


PRIORITY OF PAYMENTS: On each distribution date, principal and interest collections will be allocated in the following order of priority:

     INTEREST DISTRIBUTIONS

     On each distribution date, the holders of the Class A Certificates will receive the Interest Distribution Amount. However, Net Prepayment Interest Shortfalls will be allocated to the related Class A Certificates and will reduce the Interest Distribution Amount thereon, and will be payable on future distribution dates solely to the extent of Excess Cash Flow available for that purpose. In addition, any Basis Risk Shortfalls will bear interest at the Pass-Through Rate for the applicable class, as adjusted from time to time, and will be payable on future distribution dates to the extent of Excess Cash Flow available for that purpose.

     For any distribution date, the "Interest Distribution Amount" will be equal to the aggregate amount of accrued certificate interest to be distributed to the holders of the related Class A Certificates for that distribution date minus any related Net Prepayment Interest Shortfalls.

     For any distribution date, "Net Prepayment Interest Shortfalls" will be equal to the aggregate amount of Prepayment Interest Shortfalls that is not covered by Eligible Master Servicing Compensation or available Excess Cash Flow.

     For any distribution  date,  "Basis Risk Shortfall" will mean the excess of
     (x) accrued certificate interest on a class of Class A Certificates, calculated as a rate equal to One-Month LIBOR plus the applicable margin, without regard to any Net WAC Cap, over (y) accrued certificate interest on that class calculated at the then-applicable Pass-Through Rate.

     The Certificate Insurer will not guaranty the payment of Basis Risk Shortfalls or Net Prepayment Interest Shortfalls.

     PRINCIPAL DISTRIBUTIONS

     To the holders of the Class A Certificates, the Principal Distribution Amount in the priority set forth herein under "Principal."

     For any distribution date, the "Principal Distribution Amount" shall mean generally the sum of (1) principal collections from the related mortgage loans (other than Excess Losses) and (2) the amount of Excess Cash Flow used to increase the amount of overcollateralization.




________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                     Page 5

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


     EXCESS CASH FLOW

     Any "Excess Cash Flow" will be derived primarily from the amount by which the interest accrued or advanced on the mortgage loans exceeds the sum of
     (a) interest at the related Pass-Through Rates on the related classes of Class A Certificates and (b) fees due the mortgage insurer for the applicable mortgage loans, the Certificate Insurer and accrued servicing and master servicing fees.


     On each distribution date, any Excess Cash Flow will be applied in the following order of priority.

     1) To pay to the holders of the Class A Certificates then entitled to receive principal, the principal portion of Realized Losses, other than a portion of Excess Losses (as defined herein), incurred on the mortgage loans for the preceding calendar month;

     2)   To pay to the Certificate Insurer any cumulative insurance payments;

     3) To pay concurrently to the holders of the Class A-I and Class A-II Certificates, as principal, any subordination increase amount, until the Required Overcollateralization Amount is attained, commencing on the December 2002 distribution date;

     4) To pay to the holders of Class A Certificates the amount of any Prepayment Interest Shortfalls allocated thereto, to the extent not covered by Eligible Master Servicing Compensation on that distribution date;

     5) To pay to the holders of the Class A Certificates any Prepayment Interest Shortfalls remaining unpaid from prior distribution dates together with interest thereon;

     6) To pay to the basis risk reserve fund for distribution to the holders of the Class A-I and Class A-II Certificates, the amount of any Basis Risk Shortfalls for the current distribution date and any Basis Risk Shortfalls remaining unpaid with respect to previous distribution dates, together (in the case of amounts with respect to previous distribution dates) with interest thereon; and

     7)   To  pay  to  the  holders  of  Class  SB  Certificates   and  Class  R
          Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.


________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                     Page 6

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________



CREDIT ENHANCEMENT: Credit enhancement with respect to the Class A Certificates will be provided by (1) Excess Cash Flow, (2) Overcollateralization and (3) the Ambac Insurance Policy.

     Excess Cash Flow: Because the mortgagors are expected to pay more interest on the mortgage loans than is necessary to pay interest on the Class A Certificates, along with fees and expenses of the trust each month, there may be excess cash flow. On each distribution date, this excess cash flow may be used to protect the Class A Certificates against most types of losses by making an additional payment of principal up to the amount of the losses.

     Overcollateralization:     On    the    Closing    Date,     the    initial
     overcollateralization amount will be equal to 0.00% of the aggregate cut-off date pool balance. Commencing with the December 2002 distribution date, excess cash flow will be applied, to the extent not needed to cover current period losses, to make accelerated payments of principal to the Class A Certificates then entitled to receive payments of principal, until the aggregate pool balance exceeds the aggregate Offered Certificate balance by a specified amount. This excess represents overcollateralization. The "Required Overcollateralization Amount" will initially be equal to 0.50% of the aggregate cut-off date pool balance, and may be subject to adjustment with the consent of the Certificate Insurer.

     Ambac Insurance Policy: Ambac Assurance Corporation (the "Certificate Insurer") will unconditionally and irrevocably guarantee: (a) interest on the Class A Certificates at the related Pass-Through Rate, (b) the amount of any losses not covered by excess cash flow or overcollateralization, and
     (c) the payment of principal on the Class A Certificates by no later than the May 2032 distribution date. The Ambac Insurance Policy is not revocable for any reason. The Certificate Insurer will not guaranty the payment of Basis Risk Shortfalls or Net Prepayment Interest Shortfalls.


________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                     Page 7

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________



EXPENSE FEE RATE: The sum of the (a) the Servicing Fee, (b) the Master Servicing
     Fee, (c) the Mortgage Insurer Fee and (d) the premium under the Ambac Insurance Policy.

EXCESS LOSSES: The sum of (a) special hazard losses in excess of the special hazard amount, (b) fraud losses in excess of the fraud loss amount, (c) bankruptcy losses in excess of the bankruptcy loss amount and (d) extraordinary losses.

ADVANCING: Prior to each distribution date, the master servicer is required to make advances, out of its own funds, with respect to any payments of principal or interest, net of the related servicing fee, that were due on the mortgage loans during the related due period and not received as of the last business day next preceding the related determination date. The master servicer will advance funds only if it determines that the advance will be recoverable from future payments or collections on that mortgage loan.

OPTIONAL TERMINATION: The Master Servicer may, at its option, effect an early redemption or termination of the Class A Certificates on the first distribution date on which the aggregate pool balance declines to less than 10% of the aggregate cut-off date pool balance, after giving effect to principal payments on such distribution date (the "Optional Call Date").

FORM OF REGISTRATION: Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS: $25,000 and integral increments of $1 in excess thereof.

TAX STATUS: The Trust will be established as one or more REMICs for tax purposes.

ERISA ELIGIBILITY: The Class A Certificates may be eligible for purchase by employee benefit plans that are subject to ERISA.

SMMEA TREATMENT: The Class A Certificates will not constitute "mortgage related securities" for purposes of SMMEA.


________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                     Page 8

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


                             PREPAYMENT SENSITIVITY

CLASS A-I (TO CALL)
-------------------------------------------------------------------------------------------------

% OF PRICING SPEED ASSUMPTION             0%       50%       75%       100%      125%       150%
CPR                                       0%       14%       21%        28%       35%        42%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   21.23      5.55      3.67       2.67      2.06       1.65
MODIFIED DURATION (YEARS)              16.57      5.02      3.42       2.53      1.97       1.59
FIRST PRINCIPAL PAYMENT              6/25/02   6/25/02   6/25/02    6/25/02   6/25/02    6/25/02
LAST PRINCIPAL PAYMENT               4/25/31   6/25/16  10/25/11    3/25/09   8/25/07    8/25/06
PRINCIPAL LOCKOUT / WINDOW
(MONTHS)                             0 / 347   0 / 169   0 / 113     0 / 82    0 / 63     0 / 51
ILLUSTRATIVE YIELD @ PAR (30/360)      2.13%     2.13%     2.13%      2.13%     2.13%      2.13%
-------------------------------------------------------------------------------------------------


CLASS A-I (TO MATURITY)
-------------------------------------------------------------------------------------------------

% OF PRICING SPEED ASSUMPTION             0%       50%       75%       100%      125%       150%
CPR                                       0%       14%       21%        28%       35%        42%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   21.28      5.96      3.96       2.91      2.24       1.79
MODIFIED DURATION (YEARS)              16.59      5.30      3.66       2.73      2.13       1.71
FIRST PRINCIPAL PAYMENT              6/25/02   6/25/02   6/25/02    6/25/02   6/25/02    6/25/02
LAST PRINCIPAL PAYMENT               5/25/32   4/25/29   1/25/23   12/25/17   6/25/14    1/25/12
PRINCIPAL LOCKOUT / WINDOW
(MONTHS)                             0 / 360   0 / 323   0 / 248    0 / 187   0 / 145    0 / 116
ILLUSTRATIVE YIELD @ PAR (30/360)      2.13%     2.14%     2.15%      2.15%     2.15%      2.15%
-------------------------------------------------------------------------------------------------





CLASS A-II (TO CALL)
-------------------------------------------------------------------------------------------------

% OF PRICING SPEED ASSUMPTION             0%       50%       75%       100%      125%       150%
CPR                                       0%       14%       21%        28%       35%        42%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   21.17      5.55      3.67       2.67      2.06       1.65
MODIFIED DURATION (YEARS)              16.51      5.01      3.42       2.53      1.97       1.59
FIRST PRINCIPAL PAYMENT              6/25/02   6/25/02   6/25/02    6/25/02   6/25/02    6/25/02
LAST PRINCIPAL PAYMENT               4/25/31   6/25/16  10/25/11    3/25/09   8/25/07    8/25/06
PRINCIPAL LOCKOUT / WINDOW
(MONTHS)                             0 / 347   0 / 169   0 / 113     0 / 82    0 / 63     0 / 51
ILLUSTRATIVE YIELD @ PAR (30/360)      2.14%     2.14%     2.14%      2.14%     2.14%      2.14%
-------------------------------------------------------------------------------------------------



CLASS A-II (TO MATURITY)
-------------------------------------------------------------------------------------------------

% OF PRICING SPEED ASSUMPTION             0%       50%       75%       100%      125%       150%
CPR                                       0%       14%       21%        28%       35%        42%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   21.22      5.95      3.98       2.91      2.24       1.79
MODIFIED DURATION (YEARS)              16.53      5.29      3.65       2.73      2.13       1.71
FIRST PRINCIPAL PAYMENT              6/25/02   6/25/02   6/25/02    6/25/02   6/25/02    6/25/02
LAST PRINCIPAL PAYMENT               4/25/32   2/25/29  12/25/22   11/25/17   5/25/14   12/25/11
PRINCIPAL LOCKOUT / WINDOW
(MONTHS)                             0 / 359   0 / 321   0 / 247    0 / 186   0 / 144    0 / 115
ILLUSTRATIVE YIELD @ PAR (30/360)      2.14%     2.15%     2.16%      2.16%     2.16%      2.16%
-------------------------------------------------------------------------------------------------


________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                     Page 9

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________



--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
 LOAN GROUP                                         I                  II         AGGREGATE
                                  (CONFORMING)
----------------------------------------------------------------------------------------------
 Current Principal Balance            $500,032,875.02     $526,607,755.31   $1,026,640,630.33
  (as of 5/01/02)
 Loan Count                                     4,378               4,292               8,670
 Average Current Principal Balance           $114,215            $122,695            $118,413
 Average Original Principal Balance          $114,354            $122,856            $118,563
 Range of Original Principal Balance
                                   $17,500 - $316,000  $15,000 - $650,000  $15,000 - $650,000

     Up to $25,000.00                           0.06%               0.13%               0.09%
     $25,000.01 to $50,000.00                   3.30%               3.81%               3.56%
     $50,000.01 to $75,000.00                  10.38%              10.77%              10.58%
     $75,000.01 to $100,000.00                 12.88%              14.58%              13.75%
     $100,000.01 to $125,000.00                19.48%               9.87%              14.55%
     $125,000.01 to $150,000.00                13.70%              11.95%              12.80%
     $150,000.01 to $175,000.00                11.99%               6.97%               9.41%
     $175,000.01 to $200,000.00                 7.38%               9.86%               8.65%
     $200,000.01 to $300,000.00                20.71%              16.38%              18.49%
     $300,000.01 to $400,000.00                    --              12.57%               6.51%
     $400,000.01 to $500,000.00                    --               1.89%               0.97%
     $500,000.01 to $600,000.00                    --               0.73%               0.37%
     $600,000.01 or higher                         --               0.48%               0.25%
----------------------------------------------------------------------------------------------
 WA Mortgage Rate                              8.739%              8.597%              8.667%
 Range of Mortgage Rates             6.250% - 13.400%    6.200% - 13.080%    6.200% - 13.400%
     6.000% to 6.999%                           2.46%               3.35%               2.92%
     7.000% to 7.999%                          21.90%              27.04%              24.54%
     8.000% to 8.999%                          39.00%              38.32%              38.65%
     9.000% to 9.999%                          27.61%              23.67%              25.59%
     10.000% to 10.999%                         7.74%               6.36%               7.03%
     11.000% to 11.999%                         1.09%               1.05%               1.07%
     12.000% to 12.999%                         0.18%               0.21%               0.20%
     13.000% to 13.999%                         0.02%               0.01%               0.02%
----------------------------------------------------------------------------------------------
 WA Margin                                     7.878%              7.766%              7.821%
 WA Lifetime Rate Cap                         14.979%             14.832%             14.904%
 WA Lifetime Rate Floor                        8.610%              8.482%              8.544%
 WA Initial Periodic Cap                       2.920%              2.909%              2.914%
 WA Periodic Cap                               1.090%              1.089%              1.089%
 WA Months to Roll                                 28                  28                  28
 Index Type: 6-Mo LIBOR / 3-Yr         99.98% / 0.02%     100.00% / 0.00%      99.99% - 0.01%
Treasury
----------------------------------------------------------------------------------------------
 WA Age (mos)                                       1                   1                   1
 WA Original Term to Maturity (mos)               360                 360                 360
 WA Remaining Term to Maturity (mos)              359                 359                 359
----------------------------------------------------------------------------------------------

________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                     Page 10

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
 LOAN GROUP                                         I                 II        AGGREGATE
                                  (CONFORMING)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 Balloon / Fully Amortizing           0.00% / 100.00%    0.00% / 100.00%    0.00% / 100.00%
 First Lien / Second Lien             100.00% / 0.00%    100.00% / 0.00%    100.00% / 0.00%
--------------------------------------------------------------------------------------------
 CREDIT SCORE
 Weighted Average Credit Score
                                                  610                612                611
 Range of Credit Scores                     453 - 811          469 - 806          453 - 811
     400 to 459                                 0.02%                  -              0.01%
     460 to 499                                 0.44%              0.25%              0.34%
     500 to 539                                 4.57%              4.55%              4.56%
     540 to 579                                20.77%             20.30%             20.53%
     580 to 619                                35.23%             33.37%             34.28%
     620 to 659                                25.76%             27.67%             26.74%
     660 to 699                                 8.74%              9.31%              9.03%
     700 to 739                                 3.06%              3.40%              3.23%
     740 to 779                                 0.92%              0.68%              0.80%
     780 to 819                                 0.15%              0.14%              0.15%
     Not Available                              0.34%              0.32%              0.33%
--------------------------------------------------------------------------------------------
 CREDIT GRADES
     A4                                        45.18%             45.22%             45.20%
     AX                                        25.93%             26.27%             26.10%
     AM                                        15.72%             14.47%             15.08%
     B                                          8.60%             10.01%              9.32%
     C                                          3.36%              2.67%              3.00%
     CM                                         1.22%              1.37%              1.29%
--------------------------------------------------------------------------------------------
 ORIGINAL LTV
 Weighted Average Original LTV                                                       81.96%
                                               83.13%             80.85%
     Up to 40.00%                               0.18%              0.89%              0.54%
     40.01% to 50.00%                           0.51%              1.43%              0.98%
     50.01% to 60.00%                           1.61%              3.35%              2.50%
     60.01% to 70.00%                           6.56%              8.26%              7.44%
     70.01% to 80.00%                          34.52%             38.38%             36.50%
     80.01% to 90.00%                          45.88%             38.89%             42.30%
     90.01% to 100.00%                         10.72%              8.80%              9.74%
--------------------------------------------------------------------------------------------




________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                     Page 11

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
  LOAN GROUP                                      I                II       AGGREGATE
                                  (CONFORMING)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
PROPERTY TYPE
 Single-family detached                      88.67%            85.64%            87.11%
 Planned Unit Developments (detached)         6.64%             9.63%             8.17%
 Condo Low-Rise (less than 5 stories)         2.34%             2.33%             2.34%
 Planned Unit Developments (attached)         1.06%             0.86%             0.96%
 Townhouse                                    0.78%             0.84%             0.81%
 Manufactured Home                            0.44%             0.40%             0.42%
 Condo Mid-Rise                               0.05%             0.14%             0.10%
 Condo High-Rise (9 stories or more)          0.01%             0.15%             0.08%
 Leasehold                                    0.01%             0.01%             0.01%
----------------------------------------------------------------------------------------
OCCUPANCY STATUS
 Owner Occupied                              91.00%            91.54%            91.28%
 Non-Owner Occupied                           8.48%             7.38%             7.91%
 Second/Vacation Home                         0.53%             1.08%             0.81%
----------------------------------------------------------------------------------------
DOCUMENTATION
 Full Documentation                          79.73%            79.07%            79.39%
 Limited Documentation                       20.27%            20.93%            20.61%
----------------------------------------------------------------------------------------
LOAN PURPOSE
 Refinance                                   61.20%            64.43%            62.86%
 Purchase                                    31.88%            28.09%            29.94%
 Rate/Term Refinance                          6.92%             7.48%             7.21%
----------------------------------------------------------------------------------------
PREPAYMENT PENALTIES TERMS
     None                                    17.04%            20.17%            18.64%
     12 months                                6.60%             5.98%             6.28%
     24 months                               29.15%            29.09%            29.12%
     36 months                               42.83%            39.74%            41.24%
     48 months                                0.04%             0.04%             0.04%
     60 months                                3.48%             4.05%             3.77%
     Other (not more than 60 months)          0.88%             0.93%             0.91%
----------------------------------------------------------------------------------------
GEOGRAPHIC CONCENTRATION (> 5%)
                                           MI 9.39%         CA 13.21%         CA 11.15%
                                           CA 8.99%          MI 9.32%          MI 9.35%
                                           FL 6.95%          FL 6.36%          FL 6.65%
                                           MN 6.37%          MN 6.02%          MN 6.19%
                                    GA 5.08%
----------------------------------------------------------------------------------------


________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                     Page 12

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


                                   NET WAC CAP
                         (Current Index Values; 28% CPR)

--------- ------------- --------- ------------- ---------- -------------
MONTH        (%)        MONTH        (%)         MONTH        (%)
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   1          8.07         37         8.28         73          8.28
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   2          7.27         38         8.55         74          8.55
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   3          7.03         39         8.28         75          8.28
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   4          7.03         40         8.28         76          8.28
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   5          7.27         41         8.55         77          8.55
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   6          7.03         42         8.28         78          8.28
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   7          7.27         43         8.55         79          8.55
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   8          7.03         44         8.28         80          8.28
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   9          7.03         45         8.28         81          8.28
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   10         7.79         46         9.16         82          9.16
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   11         7.03         47         8.28
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   12         7.27         48         8.55
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   13         7.03         49         8.28
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   14         7.27         50         8.55
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   15         7.03         51         8.28
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   16         7.03         52         8.28
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   17         7.27         53         8.55
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   18         7.03         54         8.28
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   19         7.27         55         8.55
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   20         7.03         56         8.28
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   21         7.03         57         8.28
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   22         7.52         58         9.16
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   23         7.03         59         8.28
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   24         7.99         60         8.55
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   25         7.73         61         8.28
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   26         7.99         62         8.55
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   27         7.73         63         8.28
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   28         7.73         64         8.28
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   29         7.99         65         8.55
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   30         7.73         66         8.28
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   31         7.99         67         8.55
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   32         7.73         68         8.28
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   33         7.73         69         8.28
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   34         8.56         70         8.85
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   35         7.73         71         8.28
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   36         8.55         72         8.55
--------- ------------- --------- -------------


________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                     Page 13

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________



                                   NET WAC CAP
                         ( Index Values @ 15%; 28% CPR)

--------- ------------- --------- ------------- ---------- -------------
MONTH        (%)        MONTH        (%)         MONTH        (%)
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   1          8.07         37        11.13         73         13.07
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   2          7.27         38        11.50         74         13.50
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   3          7.03         39        11.13         75         13.07
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   4          7.03         40        11.13         76         13.07
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   5          7.27         41        11.50         77         13.50
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   6          7.03         42        12.18         78         13.07
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   7          7.27         43        12.59         79         13.50
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   8          7.03         44        12.18         80         13.07
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   9          7.03         45        12.18         81         13.07
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   10         7.79         46        13.48         82         14.47
--------- ------------- --------- ------------- ---------- -------------
--------- ------------- --------- ------------- ---------- -------------
   11         7.03         47        12.18
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   12         7.27         48        13.07
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   13         7.04         49        12.65
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   14         7.27         50        13.07
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   15         7.04         51        12.65
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   16         7.04         52        12.65
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   17         7.27         53        13.07
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   18         7.04         54        13.07
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   19         7.27         55        13.50
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   20         7.04         56        13.07
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   21         7.04         57        13.07
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   22         7.52         58        14.47
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   23         7.04         59        13.07
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   24         8.98         60        13.50
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   25         8.69         61        13.07
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   26         8.98         62        13.50
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   27         8.69         63        13.07
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   28         8.69         64        13.07
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   29         8.98         65        13.50
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   30         9.33         66        13.07
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   31         9.64         67        13.50
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   32         9.33         68        13.07
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   33         9.33         69        13.07
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   34        10.33         70        13.97
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   35         9.33         71        13.07
--------- ------------- --------- -------------
--------- ------------- --------- -------------
   36        11.50         72        13.50
--------- ------------- --------- -------------


________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                     Page 14

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS3 TRUST
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________



LOAN GROUP I
                                                                                               MONTHS
                                                 ORIGINAL   REMAINING           MONTHS TO    BETWEEN            INITIAL
             AGGREGATE      NET       ORIGINAL   TERM TO    TERM TO               NEXT         RATE    GROSS   PERIODIC   PERIODIC
             PRINCIPAL      RATE (%)  MORTGAGE   MATURITY   MATURITY    AGE    ADJUSTMENT  ADJUSTMENT  MARGIN  RATE CAP   RATE CAP
 INDEX       BALANCE ($)              RATE (%)   (MONTHS)   (MONTHS)  (MONTHS)    RATE         DATE     (%)      (%)        (%)

 6m L         586,057.34      9.555    8.236       360       340         20          5           6     6.369     2.179     1.063
 3yr UST       96,146.62      9.375    8.145       360       358          2         22           6     8.425     3.000     1.000
 6m L     298,959,798.41      8.807    7.502       360       359          1         23           6     7.884     2.888     1.101
 6m L     200,357,997.63      8.635    7.339       360       359          1         35           6     7.873     2.970     1.074


                LIFETIME
                MINIMUM      LIFETIME
                RATE         MAXIMUM
                  (%)        RATE (%)

                  8.962     15.871
                  9.375     15.375
                  8.662     15.078
                  8.529     14.829





LOAN GROUP II

                                                                                              MONTHS
                                                 ORIGINAL   REMAINING           MONTHS TO    BETWEEN            INITIAL
             AGGREGATE      NET       ORIGINAL   TERM TO    TERM TO               NEXT         RATE    GROSS   PERIODIC   PERIODIC
             PRINCIPAL      RATE (%)  MORTGAGE   MATURITY   MATURITY    AGE    ADJUSTMENT  ADJUSTMENT  MARGIN  RATE CAP   RATE CAP
 INDEX       BALANCE ($)              RATE (%)   (MONTHS)   (MONTHS)  (MONTHS)    RATE         DATE     (%)      (%)        (%)

 6m L         344,479.02      8.819    7.561       360       355        5           5           6      7.633     1.424     1.000
 6m L     295,413,237.29      8.674    7.367       360       359        1          23           6      7.759     2.861     1.100
 6m L     204,242,283.69      8.486    7.193       360       359        1          35           6      7.777     2.981     1.072


                 LIFETIME
                 MINIMUM      LIFETIME
                 RATE         MAXIMUM
                   (%)        RATE (%)

                   8.548     14.819
                   8.544     14.939
                   8.391     14.677


________________________________________________________________________________
This Information was prepared by Bear, Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER